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                                                                    Exhibit 10.6


                           MINISTRY OF COMMUNICATIONS
                            OF THE RUSSIAN FEDERATION

                                  L I C E N C E
                                    No. 4274


            The Ministry of Communications of the Russian Federation
               in accordance with the Law on Communications in the
                        Russian Federation authorises the

                                   "PETERSTAR"
                           PRIVATE JOINT-STOCK COMPANY

                                 Legal address:
                  191065, St. Petersburg, ul. B.Morskaya, d. 24

               to carry out activities relating to communications

                                Type of activity:
                   Provision of local and intercity telephone
                             communications services

          The conditions for carrying out the said type of activity and the territory are given in the addendum, which is an integral part of this licence.



Period of licence                                    to 28.11.2004

Commencement of provision
of services (not later than)                         07.06.1996

Date of registration of licence
in Unified Communications
Licence Register                                     07.06.1996

Deputy Federal Minister
of Communications       (signed)                     N.S. Marder
                    [Official Stamp]


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                    Conditions for performance of activities
                       in accordance with Licence No. 4274


         1. AOZT "PeterStar" (the Licensee) is authorized by the present licence to provide public communications system local and intercity telephone communications services in the territory indicated in clause 36.

                  The total installed capacity of the Licensee's communication system is to be not less than 106,000 numbers.

                  The distribution of the Licensee's communication system capacity by regions of the licence territory is to be in accordance with clause 36.

         2. The Licensee is obligated to ensure that not less than 70% of the capacity indicated in clause 1 of the present licence has been introduced by the end of the third year of operation.


         3. The Licensee must provide services in the licence territory to any person who requires these, where there are the appropriate technical capabilities.

                  Refusal to provide services may be caused by circumstances in which:

                  - the provision of a service may create a threat to the safety and defence capability of the estate, or to the health and safety of people;

                  - the provision of a service is impossible in view of any physical, topographical or other natural hindrances;

                  - the consumer, without any reason, does not agree to the conditions for provision of a service, does not make payments on time for the service provided;

                  - the consumer uses or intends to use the communications apparatus for any illegal purposes, or obtains communications services by illegal means, operates the equipment provided with infringement of technical operating regulations, or uses uncertificated equipment.

                  A refusal must be substantiated in each specific case.

         4. The Licensee's communications system is to be connected to the


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public communications system of the Russian Federation at the level of local telephone systems in accordance with the technical specifications of the operators of the public communications system, in accordance with clause 36.

                  Connection to the public communications system of the Russian Federation in accordance with the technical specifications of other public communications system operators who have a licence to provide local telephone communications services in the said territory is permissible, on condition that they comply with current norms and regulations on carrying traffic.

                  The connection of other communications systems to the Licensee's communications system with the object of providing the subscribers of these systems with an outlet to the public communications system of the Russian Federation is permissible only in St. Petersburg and the Leningrad Region.

                  In St. Petersburg and the Leningrad Region, when the Licensee is approached by other operators of the public communications system of the Russian Federation, who have a licence to supply local telephone communications services in the said territory, he must issue technical specifications for connection to his system. In this case, current norms and regulations must be observed, relating to carrying the additional traffic of the system being connected, and including obligatory clarification of technical specifications for connection of the Licensee's communications system to the public communications system of the Russian Federation.

                  The Licensee must participate in proportional development of the public communications system of the Russian Federation. The type, amount and procedure for transfer of a contribution for this purpose shall be determined and the client shall be informed after they have been established.

                  The Licensee has the right to lease communication channels and physical circuits of the public communications system at the tariffs current for the given category of consumer.

         5. Connection of the technical facilities of the Licensee's communications system to the public communications system of the Russian Federation, and also their operation, are to be carried out in accordance with the current normative documents of the Ministry of Communications of the Russian Federation.

         6. It is permissible to use in the subscriber sector radio extendors operating solely in the 330 MHz frequency band where there is authorisation from the State Communications Supervisory Service of the Russian Federation for use of the operating frequencies.

         7. When switching equipment of foreign design is used, its type must be


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authorised for use in the public communications system in the particular region.

         8. Numbering in the Licensee's communications system must correspond to the numbering plan of the public communications system of the Russian Federation.

         9. The Licensee is obligated to meet the requirements of the Ministry of Communications of the Russian Federation on the procedure for carrying traffic and providing services.

                  In the cases provided for by the legislation of the Russian Federation, centralised control of the Licensee's communications systems is exercised directly by the Ministry of Communications of the Russian Federation.

         10. Subscribers of the Licensee's system are to be provided with intercity and international telephone communications services solely via the public communications system.

                  It is permissible to provide intercity telephone communications services via the Licensee's communications system if both the calling and the called subscribers are subscribers of the Licensee's system.

         11. Payphones must be installed in the Licensee's operating area, in a volume of not less than 2% of the number capacity, and having the right of outlet to the public telephone communications system.

         12. Settlements for traffic are to be made by the Licensee in accordance with the procedure established by the Ministry of Communications of the Russian Federation for the public communications system of the Russian Federation.

         13. The Licensee is obligated to provide the communications services covered by the present licence 24 hours per day every day with the exception of interruptions for the performance of necessary preventive maintenance and repair work, which shall be planned for a time when this may cause the least loss to the user.

         14. The Licensee is obligated to provide users with communications services, the quality of which complies with standards, technical norms, certificates and conditions of the contract for the provision of communications services.

         15. The Licensee is liable to the users in the event of the non-fulfilment or inappropriate fulfilment by him of his obligations under the procedure and in the amounts provided for by the current legislation of the


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Russian Federation.

         16. Creation of the Licensee's communications system is permitted only where there is project documentation, prepared in accordance with the Construction Norms and Regulations and Departmental Technological Design Norms (SNiP, VNTP) used in the Russian Federation, and agreed under the established procedure.

         17. Tariffs for communications services are set on a contractual basis.

                  In the cases provided for by the legislation of the Russian Federation, tariffs may be regulated by the state in respect of individual types of communications services provided by communications enterprises.

                  Calls to the emergency services (fire brigade, police, ambulance, emergency gas service, mine rescue service, etc.) are made free by all individual persons and legal entities.

                  Payment for inter-system connections is set on the basis of contracts, conditions and regulations agreed between the corresponding communications enterprises. Disputes relating to these matters are to be considered in a court or arbitration tribunal.

                  Subscribers are not to be billed for calls if a connection has not been established.

         18. Costs connected with design and construction of the Licensee's data transmission system, its connection to the public communications system of the Russian Federation, and settlements with the operators of the public communications systems of the Russian Federation are paid by the Licensee.

         19. During natural disasters, quarantine and other emergency situations provided for by the legislation of the Russian Federation, authorised state bodies have the right to priority use, and also to suspend the activities, of the Licensee's communications system and facilities.

         20. The Licensee must give absolute priority to all messages concerning the safety of human life at sea, on land, in the air and in space, the performance of emergency measures in the sphere of defence, safety and the safeguarding of law and order in the Russian Federation, and also to messages concerning major accidents, catastrophes, epidemics, epizootics and natural catastrophes.

         21. Preferences and privileges in respect of priority, procedure for use and amount of payment for communications services may be established for particular categories of officials of state bodies, diplomatic and consular


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representatives of foreign states, representatives of international organisations, and also individual groups of citizens when using electrical communications.

                  A schedule of preferences, and also of the categories of officials and citizens who have the right to preferences and privileges, is determined by the legislation of the Russian Federation and by the normative legal acts of members of the Russian Federation, and also by international treaties and agreements of the Russian Federation.

         22. The Licensee is obligated to ensure observance of the secrecy of communications.

                  Information on messages transmitted via the Licensee's communications system, and also these messages themselves, may be issued only to the senders and addressees or their legal representatives.

                  Listening to telephone conversations, examination of electrical communications messages, obtaining information on these, and also other limitations on the secrecy of communications are permissible only on the basis of the current legislation of the Russian Federation.

         23. The Licensee must not prevent the performance of checks on the technical parameters of the communications system by the State Communications Supervisory Service of the Russian Federation and, where necessary, is obligated to ensure that this Service has access to its measuring apparatus with the object of using it in this work.

         24. In accordance with the legislation of the Russian Federation, when developing, creating and operating the communications system the Licensee is obligated to cooperate with bodies carrying out criminal investigation activities and to give them the opportunity to carry out criminal investigation measures in the communications system, and to take steps to prevent disclosure of the organisational and tactical procedures in carrying out the said measures.

                  In the event that communications facilities are used for criminal purposes, causing damage to the interests of the person, society and the state, the authorised state bodies have the right, in accordance with the legislation of the Russian Federation, to suspend the operations of the Licensee's communications systems and facilities.

                  The connection of subscribers must be carried out after meeting requirements in accordance with the Russian Federation Law 'On criminal investigation activity in the Russian Federation'.

         25. The Licensee is obligated to take steps to prevent unsanctioned


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interference in control of the system being set up, and unsanctioned monitoring of its operation.

         26. The use of technical communications facilities is permitted when there is a certificate of the Ministry of Communications of the Russian Federation.

         27. The provision of communications services may commence only when there is authorisation for system operation from the State Communications Supervisory Service of the Russian Federation.

         28. The Licensee is obligated to provide official electrical communications free of charge under the procedure defined by the Ministry of Communications of the Russian Federation.

         29. At the request of the Licensor, the Licensee is to submit information on the technical condition and development prospects of the technical facilities being created, conditions for provision of communications services, and current tariffs.

         30. The licence shall be regulated, interpreted and implemented in accordance with the current legislation of the Russian Federation.

         31. The Licensee is obligated to carry out his activities in accordance with the current legislation of the Russian Federation and normative acts passed by the Ministry of Communications of the Russian Federation.

         32. The Licensor retains the right to introduce amendments and addenda into the present licence in connection with changes in the current legislation of the Russian Federation.

         33. The Licensee is obligated to submit to local statistical bodies and the Ministry of Communications of the Russian Federation periodic and annual state statistical reports on communications in accordance with the procedure established by the State Statistics Committee of the Russian Federation.

                  Infringement of the procedure for submission of statistical reports incurs administrative liability in accordance with current legislation.

         34. The licence may not be transferred to another party.

         35. The licence must be registered within 30 days of its date of issue at the territorial office of the State Communications Supervisory Service of the Russian Federation.

         In the event of a change in postal address, banking details and


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telephone number, the Licensee is obligated to communicate this within one week to the Ministry of Communications of the Russian Federation and to the territorial office of the State Communications Supervisory Service of the Russian Federation.

         36. Effective territory of the licence:

--------------------------------------------------------------------------------
Item     Territory                  Capacity              Operator issuing TS
No.                                                        for connection
--------------------------------------------------------------------------------
1        St. Petersburg            90000              AOOT "PTS"
--------------------------------------------------------------------------------
2        Moscow (city)             900                AOOT "MGTS"
--------------------------------------------------------------------------------
3        Leningrad Region          10000              AOOT "Lensvyaz'"
--------------------------------------------------------------------------------
4        Arkhangel'sk Region       700                AOOT "Artelekom"
                                                      Arkhangel'sk Region
--------------------------------------------------------------------------------
5        Vologda Region            600                AOOT "Elektrosvyaz'"
                                                      Volgograd Region
--------------------------------------------------------------------------------
6        Novgorod Region           1000               AOOT "Novgorodtelekom"
--------------------------------------------------------------------------------
7        Pskov Region              600                AOOT "Elektrosvyaz'"
                                                      Pskov Region
--------------------------------------------------------------------------------
8        Murmansk Region           900                AOOT "Murmanelektrosvyaz'"
--------------------------------------------------------------------------------
9        Karelian Republic         900                AOOT "Elektrosvyaz'"
                                                      Karelian Republic
--------------------------------------------------------------------------------
10       Komi Republic             400                AOOT "Svyaz'"
                                                      Komi Republic
--------------------------------------------------------------------------------

         37. Licence No. 1696 dated 28.11.94 is terminated from the moment of registration of the present licence.

Deputy Federal Minister
of Communications                  (signed)             N.S. Marder
                               [Official Stamp]



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Head of the Department
for Organisation of
Licensing Work                     (signed)              N.M. Popov


THIS DOCUMENT WAS ORIGINALLY DRAFTED IN RUSSIAN. THE COMPANY REPRESENTS THAT THIS ENGLISH TRANSLATION REPRESENTS A FAIR AND ACCURATE TRANSLATION OF THE ORIGINAL.

/S/      CONOR CARROLL
----------------------------------------------
         CONOR CARROLL
         VICE PRESIDENT - BUSINESS DEVELOPMENT